4Q08 Earnings Conference Call Supplemental Materials Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements
Statements
contained
contained
in
in
this
this
presentation
presentation
which
which
are
are
not
not
historical
historical
facts
facts
and
and
which
which
pertain
pertain
to
to
future
future
operating
operating
results
results
of
of
IBERIABANK
IBERIABANK
Corporation
Corporation
and
and
its
its
subsidiaries
subsidiaries
constitute
constitute
“forward-looking
“forward-looking
statements”
statements”
within
within
the
the
meaning
meaning
of
of
the
the
Private
Private
Securities
Securities
Litigation
Litigation
Reform
Reform
Act
Act
of
of
1995.
1995.
These
These
forward-looking
forward-looking
statements
statements
involve
involve
significant
significant
risks
risks
and
and
uncertainties.
uncertainties.
Actual
Actual
results
results
may
may
differ
differ
materially
materially
from
from
the
the
results
results
discussed
discussed
in
in
these
these
forward-looking
forward-looking
statements.
statements.
Factors
Factors
that
that
might
might
cause
cause
such
such
a
a
difference
difference
include,
include,
but
but
are
are
not
not
limited
limited
to,
to,
those
those
discussed
discussed
in
in
the
the
Company’s
Company’s
periodic
periodic
filings
filings
with
with
the
the
SEC.
SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary
Summary
Favorable Balance Sheet Composition
Favorable Balance Sheet Composition
Continued Good Asset Quality
Continued Good Asset Quality
Net Interest Margin Improvement
Net Interest Margin Improvement
Favorable Interest Rate And Credit Risk Positioning
Favorable Interest Rate And Credit Risk Positioning
ANB Acquisition Completed And Assimilated
ANB Acquisition Completed And Assimilated
Memphis Will Be A Very Good Growth Engine
Memphis Will Be A Very Good Growth Engine
We Avoided What Ails The Banking Industry
We Avoided What Ails The Banking Industry
Unique And Well Positioned For Future Opportunities
Unique And Well Positioned For Future Opportunities

Introductory Comments
Introductory Comments
Distinctively Different
Distinctively Different
One Of Oldest Banks In LA -
One Of Oldest Banks In LA -
March 12, 1887
March 12, 1887
No Toxic Investments
No Toxic Investments
Positioned Well For Mortgage Refinancing Wave
Positioned Well For Mortgage Refinancing Wave
Stable And Countercyclical Markets
Stable And Countercyclical Markets
Strong Tailwinds –
Strong Tailwinds –
Energy And Katrina Rebuild
Energy And Katrina Rebuild
Favorable Competitive Dynamics
Favorable Competitive Dynamics
Extremely Small C&D Exposure
Extremely Small C&D Exposure
Take Corrective Action Early & Aggressively
Take Corrective Action Early & Aggressively
Extremely Well Capitalized
Extremely Well Capitalized
Growth Opportunities
Growth Opportunities

Introductory Comments
Introductory Comments
Annual Stock Market Returns
Annual Stock Market Returns
The Second Worst Stock
The Second Worst Stock
Market Performance In The
Market Performance In The
Last 183 Years
Last 183 Years
Average Mutual Fund
Average Mutual Fund
Declined 30%
Declined 30%
Financial Sector Was One Of
Financial Sector Was One Of
The Worst Performing Sectors
The Worst Performing Sectors
In 2008, With Average
In 2008, With Average
Financial Fund Down 42%
Financial Fund Down 42%
Sources: Washington Post, January 11, 2009 and Sources: Washington Post, January 11, 2009 and
http://bigpicture.typepad.com/comments/markets/index.html

Introductory Comments
Introductory Comments
2008 Returns By Index
2008 Returns By Index
+2.7%
-60% -50% -40% -30% -20% -10% 0% 10%
% Change In Price In 2008
Banks $5B-$10B Assets
Small Cap Banks
Banks $1B-$5B Assets
NASDAQ Banks
Southwest Banks
Banks Pink Sheets
S&P Diversified Banks
Banks <$250M Assets
SNL Midwest Banks
Banks $500M-$1B Assets
Micro Cap Banks
Banks <$500M Assets
Banks $250M-$500M Assets
SNL All Banks
Large Cap Banks
Mid-Atlantic Banks
Banks >$10B Assets
S&P Regional Banks
NYSE Banks
Mid Cap Banks
S&P Banks
KBW Banks
New England Banks
Southeast Banks
IBERIABANK Corporation
SNL Reported Indexes
Source: SNL Through December 31, 2008 Source: SNL Through December 31, 2008

Introductory Comments
Introductory Comments
Annual Change In Stock Price
Annual Change In Stock Price
58%
27%
45%
47%
13%
-4%
16%
-21%
3%
-15%
-60%
-40%
-20%
0%
20%
40%
60%
2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000
Source: Stifel Nicolaus through January 16, 2009

9 Asset Quality

Asset Quality
Asset Quality
Recent Developments
Recent Developments
$3.6 Million Loan Fraud In Northeast Arkansas At Pulaski
$3.6 Million Loan Fraud In Northeast Arkansas At Pulaski
•
•
Arkansas Client With 15-Year Relationship
Arkansas Client With 15-Year Relationship
•
•
Fraudulent Collateral Documentation Was The Main Issue
Fraudulent Collateral Documentation Was The Main Issue
•
•
Confirmed Fraud In January 2009
Confirmed Fraud In January 2009
•
•
Isolated Event And Not Indicative Of Broader Portfolio Concerns
Isolated Event And Not Indicative Of Broader Portfolio Concerns
•
•
Charge-Off Of $3.6 Million Or $0.17 EPS Impact In 4Q08
Charge-Off Of $3.6 Million Or $0.17 EPS Impact In 4Q08
$9.2 Million Commercial Past Due At IBERIABANK
$9.2 Million Commercial Past Due At IBERIABANK
•
•
Business In Liquidation Mode
Business In Liquidation Mode
•
•
$0.6 Million Revolving Line Of Credit Secured By Receivables
$0.6 Million Revolving Line Of Credit Secured By Receivables
•
•
Term Loans Totaling $8.6 Million On Four Aircraft
Term Loans Totaling $8.6 Million On Four Aircraft
•
•
Primary Guarantor Deposited $3.2 Million In Escrow At The Company To
Primary Guarantor Deposited $3.2 Million In Escrow At The Company To
Cover Shortfalls As Aircraft Are Sold
Cover Shortfalls As Aircraft Are Sold
•
•
Loans Will Remain Past Due Until Aircraft Are Sold
Loans Will Remain Past Due Until Aircraft Are Sold
•
•
Any Loss On These Credits Is Expected To Be Immaterial
Any Loss On These Credits Is Expected To Be Immaterial

Asset Quality
Asset Quality
Loan Portfolio Mix
Loan Portfolio Mix
$000s
% of
CRE
%
Loans
C&D-Pulaski 27,951 $         2% 1%
C&D-IBERIABANK 168,070 12% 5%
CRE-Owner Occupied 650,695 46% 17%
CRE-Non-Owner Occupied 562,596 40% 15%
Total Commercial RE 1,409,312 $    100% 38%
Loan Portfolio Composition
Business
21%
All Other
Loans
4%
Residential
13%
Indirect
Automobile
7% Other
Consumer
2%
Automobile
1%
Home Equity
13%
Commercial
RE
38%
Credit Card
1%

Asset Quality
Asset Quality
Pulaski
Pulaski
Builder
Builder
Exposure
Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed
%Total Funded $ Funded
Builder Loans
Memphis Area 10,946 $     10,963 $    53
39.2% 100% 206,523 $
North Mississippi 2,763 2,763 13
9.9% 100% 212,567 $
Little Rock 6,482 6,600 29
23.2% 98% 223,530 $
Northeast Ark. 1,640 1,753 14
5.9% 94% 117,160 $
Northwest Ark. 6,119 6,148 54
21.9% 100% 113,319 $
Total 27,951 $     28,227 $    163
100.0% 99% 171,478 $
On 9/30/08 34,562 $    35,256 $    209 100.0% 98% 165,368 $
By Dollar Amount ($000)
Development Lot House <100% House 100% Development House <100% House 100%
Loans Loans Complete Complete Loans Lots Complete Complete
Memphis Area 2,063 $          2,878 $      - $             6,005 $        1 71 0 39
North Mississippi - 143 - 2,621 0 3 0 12
Little Rock 2,273 331 81 3,796 1 21 1 19
Northeast Ark. - 820 154 666 0 16 2 4
Northwest Ark. - 1,213 125 4,781 0 24 1 31
Total 4,336 $          5,384 $      360 $            17,870 $      2 135 4 105
On 9/30/08 4,326 $         5,913 $      1,421 $         22,902 $     2 156 10 140
% Of Total - 12/31/08 16% 19% 1% 64% 1% 55% 2% 43%
% Of Total - 9/30/08 13% 17% 4% 66% 1% 51% 3% 45%
By Dollar Amount ($000)
Number
% Balance
Funded Loans Discounts &
% Discounts &
Balance Current 30- 59 60- 89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 10,946 $      3,661 $   2,203 $    - $       - $       5,082 $        1,323 $       46.4% 12.09%
North Mississippi 2,763 - - - - 2,763 108 100.0% 3.92%
Little Rock 6,482 6,299 - - - 183 157 2.8% 2.42%
Northeast Ark. 1,640 797 - - - 844 151 51.4% 9.21%
Northwest Ark. 6,119 4,492 152 - - 1,475 690 24.1% 11.27%
Total 27,951 $      15,249 $ 2,355 $    - $       - $       10,347 $      2,429 $       37.0% 8.69%
On 9/30/08 34,562 $     17,917
$
765 $      898 $      1,547 $   13,435 $     2,913 $      38.9% 8.43%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
4Q08 Compared To Prior Quarters
4Q08 Compared To Prior Quarters
($thousands)
1Q08 2Q08 3Q08 4Q08 1Q08 2Q08 3Q08 4Q08 1Q08 2Q08 3Q08 4Q08
Nonaccruals 4,408 $      6,295 $      5,784 $      6,487 $      29,698 $ 24,534 $ 20,297 $ 21,337 $ 34,107 $    30,829 $    26,081 $    27,825 $
OREO & Foreclosed 2,164 850 959 2,167 7,560 8,862 11,485 14,146 9,724 9,712 12,444 16,312
90+ Days Past Due 1,437 867 1,567 1,309 2,394 501 3,329 1,172 3,831 1,367 4,895 2,481
Nonperforming Assets 8,009 $      8,012 $      8,309 $      9,962 $      39,652 $ 33,897 $ 35,111 $ 36,655 $ 47,662 $    41,908 $    43,420 $    46,618 $
NPAs/Assets 0.22% 0.22% 0.22% 0.26% 2.73% 2.12% 2.23% 2.42% 0.93% 0.79% 0.81% 0.83%
NPAs/(Loans + OREO) 0.30% 0.29% 0.29% 0.34% 5.03% 4.10% 4.13% 4.28% 1.39% 1.18% 1.16% 1.24%
LLR/Loans 0.92% 0.92% 0.91% 0.92% 1.89% 1.81% 1.67% 1.68% 1.14% 1.12% 1.09% 1.09%
Net Charge-Offs/Loans 0.10% 0.04% 0.03% 0.11% 0.58% 0.35% 1.02% 1.93% 0.21% 0.11% 0.26% 0.53%
Past Dues:
30-89 Days Past Due 9,604 $      7,842 $      6,329 $      18,810 $    9,725 $   8,722 $   7,525 $   12,050 $ 19,329 $    16,564 $    13,854 $    30,860 $
90+ days Past Due 1,437 867 1,567 1,309 2,394 501 3,329 1,172 3,831 1,367 4,895 2,481
Nonaccual Loans 4,408 6,295 5,784 6,487 29,698 24,534 20,297 21,337 34,107 30,829 26,081 27,825
Total 30+ Past Dues 15,449 $    15,004 $    13,679 $    26,606 $    41,817 $ 33,756 $ 31,151 $ 34,560 $ 57,267 $    48,760 $    44,830 $    61,166 $
% Loans 0.58% 0.55% 0.49% 0.92% 4.99% 3.88% 3.71% 4.10% 1.69% 1.38% 1.24% 1.63%
Loan Mix:
Commercial 55.7% 54.2% 55.5% 57.6% 65.3% 65.8% 61.8% 60.4% 57.1% 56.2% 57.0% 58.3%
Consumer 13.9% 14.5% 14.5% 14.0% 22.8% 22.8% 24.0% 23.7% 16.3% 16.7% 16.7% 16.2%
Mortgage 19.0% 18.1% 16.9% 15.9% 7.2% 6.6% 7.7% 8.7% 16.6% 15.8% 14.8% 14.3%
Business Banking 2.3% 4.1% 3.7% 3.3% 1.2% 1.1% 2.2% 2.7% 2.1% 3.4% 3.3% 3.1%
Indirect 9.1% 9.1% 9.4% 9.2% 0.0% 0.0% 0.0% 0.0% 7.0% 7.0% 7.2% 7.1%
Credit Cards 0.0% 0.0% 0.0% 0.0% 3.5% 3.7% 4.3% 4.5% 0.9% 0.9% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK Pulaski IBERIABANK Corporation

Asset Quality
Asset Quality
Trends –
Trends –
Entity NPAs & Past Dues
Entity NPAs & Past Dues
(Dollars in $000s) 3Q07 4Q07 1Q08 2Q08 3Q08 Q408 $Chg
9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 Last Qtr.
Nonaccrual Louisiana 2,994 $        3,545 $        4,408 $        6,295 $        5,784 $        6,487 $        703 $
Pulaski 13,197 32,562 29,698 24,534 20,297 21,337 1,040
Consolidated 16,191 $      36,107 $      34,107 $      30,829 $      26,081 $      27,825 $      1,744 $
-
OREO & Foreclosed Assets Louisiana 1,937 $        1,688 $        2,164 $        850 $           959 $           2,167 $        1,208 $
Pulaski 4,796 7,726 7,560 8,862 11,485 14,146 2,661
Consolidated 6,733 $        9,414 $        9,724 $        9,712 $        12,444 $      16,312 $      3,868 $
-
Accruing 90+ Days Past Due Louisiana 1,067 $        1,684 $        1,437 $        867 $           1,567 $        1,309 $        (258) $
Pulaski 4,046 971 2,394 501 3,329 1,172 (2,157)
Consolidated 5,113 $        2,655 $        3,831 $        1,367 $        4,895 $        2,481 $        (2,414) $
-
Total NPAs Louisiana 5,998 $        6,917 $        8,009 $        8,012 $        8,309 $        9,963 $        1,654 $
Pulaski 22,039 41,258 39,653 33,896 35,111 36,655 1,544
Consolidated 28,037 $      48,176 $      47,662 $      41,908 $      43,420 $      46,618 $      3,198 $
NPAs / Total Assets Louisiana 0.17% 0.19% 0.22% 0.22% 0.22% 0.26%
Pulaski 1.61% 3.13% 2.73% 2.12% 2.23% 2.42%
Consolidated 0.58% 0.98% 0.93% 0.79% 0.81% 0.83%
30- 89 Days Past Due Louisiana 6,197 $        10,042 $      9,604 $        7,842 $        6,329 $        18,810 $      12,481 $
Pulaski 9,030 8,202 9,725 8,722 7,525 12,050
4,525
Consolidated 15,227 $      18,244 $      19,329 $      16,564 $      13,854 $      30,860 $      17,007 $
30- 89 Days PDs / Loans Louisiana 0.25% 0.38% 0.36% 0.29% 0.23% 0.65%
Pulaski 1.05% 0.97% 1.25% 1.01% 0.90% 1.43%
Consolidated 0.46% 0.53% 0.56% 0.47% 0.38% 0.82%

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
(Dollars in $000s)
3Q07 4Q07 1Q08 2Q08 3Q08 Q408 $Chg
9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 Last Qtr.
Loan Loss Reserve* Louisiana 23,669 $     24,417 $     24,434 $     24,962 $     25,528 $     26,671 $
1,143 $
Pulaski 12,044 13,868 14,769 14,791 14,022 14,201 179
Consolidated 35,713 $     38,285 $     39,203 $     39,753 $     39,551 $     40,872 $     1,321 $
LLR / Total Loans Louisiana 0.95% 0.93% 0.92% 0.92% 0.91% 0.92%
Pulaski 1.47% 1.72% 1.89% 1.81% 1.67% 1.68%
Consolidated 1.08% 1.12% 1.14% 1.12% 1.09% 1.09%
Net Charge-Offs Louisiana 230 $          230 $          678 $          283 $          183 $          801 $          618 $
Pulaski 190 178 1,100 702 2,150 4,084
1,934
Consolidated 420 $          408 $          1,778 $       985 $          2,333 $       4,885 $       2,552 $
Net COs/Avg Loans Louisiana 0.04% 0.12% 0.10% 0.04% 0.03% 0.11%
Pulaski 0.09% 0.14% 0.58% 0.35% 1.02% 1.93%
Consolidated 0.05% 0.12% 0.21% 0.11% 0.26% 0.53%
LLR Coverage Of NPAs Louisiana 395% 353% 305% 312% 307% 268%
Pulaski 55% 34% 37% 44% 40% 39%
Consolidated 127% 79% 82% 95% 91% 88%
* Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
(Dollars in $000s)
3Q07 4Q07 1Q08 2Q08 3Q08 Q408
9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08
% of Outstandings Commercial 55.3% 56.7% 57.1% 56.2% 57.0% 58.3%
Mortgage 17.6% 16.8% 16.6% 15.8% 14.8% 14.3%
Consumer 16.4% 16.0% 16.3% 16.7% 16.7% 16.2%
Indirect 7.3% 7.0% 7.0% 7.0% 7.2% 7.1%
Business Banking 1.8% 1.8% 2.1% 3.4% 3.3% 3.1%
Credit Cards 1.6% 1.7% 0.9% 0.9% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 1.21% 1.95% 2.00% 1.60% 1.31% 1.91%
Mortgage 0.82% 1.06% 0.90% 0.95% 1.00% 0.97%
Consumer 1.39% 1.74% 1.66% 1.45% 1.43% 1.55%
Indirect 0.66% 1.21% 0.97% 0.75% 0.89% 1.08%
Business Banking 0.04% 0.11% 1.30% 0.75% 0.77% 1.10%
Credit Cards 0.94% 0.82% 1.44% 1.02% 1.15% 1.55%
Total Loans 1.10% 1.66% 1.69% 1.38% 1.24% 1.63%
Louisiana 0.41% 0.59% 0.59% 0.55% 0.49% 0.91%
Pulaski 3.04% 4.93% 4.99% 3.88% 3.71% 4.10%
Consolidated 1.10% 1.66% 1.69% 1.38% 1.24% 1.63%
*
Includes nonaccruing loans

Asset Quality
Asset Quality
Legacy –
Legacy –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Classified Assets - Legacy IBERIABANK
Loss
Doubtful
Substandard

Asset Quality
Asset Quality
Consolidated –
Consolidated –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
Classified Assets - IBERIABANK & Pulaski
Pulaski
IBERIABANK

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified Assets And NPAs Remain Strong
Classified Assets And NPAs Remain Strong
•
•
$1.9 Million Loan Loss Provision In 4Q08 (3Q08 = $0.7 Million)
$1.9 Million Loan Loss Provision In 4Q08 (3Q08 = $0.7 Million)
Pulaski Franchise –
Pulaski Franchise –
Mixed Situation
Mixed Situation
•
•
Most Of Loan Portfolio Is In Very Good Shape
Most Of Loan Portfolio Is In Very Good Shape
•
•
Construction Portfolio Improving
Construction Portfolio Improving
•
•
Aggressively Addressing Potential Problems
Aggressively Addressing Potential Problems
•
•
$4.3 Million Loan Loss Provision in 4Q08 (3Q08 = $1.4 Million)
$4.3 Million Loan Loss Provision in 4Q08 (3Q08 = $1.4 Million)
$4.9 Million In Net
$4.9 Million In Net
Charge-Offs In
Charge-Offs In
4Q08 (0.53%
4Q08 (0.53%
Loans)
Loans)
4Q07 1Q08 2Q08 3Q08 4Q08
Net Charge-Offs 1,029 $   1,778 $ 985 $   2,333 $ 4,885 $
Loan Growth 1,375 (63) 1,302 968 1,256
Change In Asset Quality 1,198 980 (750) (1,171) 65
Loan Loss Provision 3,602 $   2,695 $ 1,537 $ 2,131 $ 6,206 $
Net Charge-Offs/Avg. Loans 0.12% 0.22% 0.11% 0.26% 0.53%
Loan Loss Reserve/Loans 1.12% 1.14% 1.12% 1.09% 1.09%

Asset Quality
Asset Quality
C&D Loans
C&D Loans
Compared To
Compared To
Peers
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
5%
14%
16%
17%
17%
18%
23%
32%
37%
40%
0%
5%
10%
15%
20%
25%
30%
35%
40%
IBKC SFNC CCBG TRMK HBHC BXS WTNY SBCF OZRK UCBI
Construction & Land Development Loans / Total Loans
(Most Recent Quarter Information)
0%
0%
0%
1%
2%
3%
3%
4%
9%
10%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
BXS OZRK UCBI SFNC HBHC WTNY CCBG TRMK SBCF IBKC
C&D Nonaccruals / Total C&D Loans
(Most Recent Quarter Information)
One Of The Lowest
One Of The Lowest
Levels Of C&D Loan
Levels Of C&D Loan
Exposure Compared
Exposure Compared
To Peers
To Peers
One Of The Highest
One Of The Highest
Levels Of C&D
Levels Of C&D
Nonaccrual Loans
Nonaccrual Loans
Addressing C&D
Addressing C&D
Exposure Assertively
Exposure Assertively

Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
Note: Note: Includes Includes commercial commercial construction construction and and land land development development loans loans
IBERIABANK
Pulaski
Bank
TOTAL
Non-Owner Occupied
Current 478.6 $           176.9 $         655.4 $
Past Due 0.8                  7.4                8.2
Nonaccrual 0.7                  15.0              15.6
Total 480.0 $           199.3 $         679.3 $
   % Nonaccrual 0.14% 7.52% 2.30%
Owner Occupied
Current 585.8 $           137.1 $         722.9 $
Past Due 3.4                  0.6                4.0
Nonaccrual 1.8                  1.3                3.1
Total 591.0 $           139.1 $         730.1 $
   % Nonaccrual 0.30% 0.96% 0.43%
Total CRE 1,071.0 $        338.3 $         1,409.3 $
   % Nonaccrual 0.23% 4.83% 1.33%
Last Qtr (9/30/08) 0.27% 4.73% 1.36%
Non-Owner Occup/Tier 1 Cap.
146% 148% 107%

Asset Quality
Asset Quality
Commercial Portfolio Composition
Commercial Portfolio Composition
0%
1%
1%
1%
2%
2%
3%
3%
3%
4%
4%
4%
5%
6%
6%
6%
7%
7%
8%
10%
17%
0% 2% 4% 6% 8% 10% 12% 14% 16% 18%
% Of Commercial Loan Portfolio At 12/31/08
Communications
Education
Storage
Religious
Wholesalers
Transport
Households
Agriculture
Retail
Manufacturing
Real Estate-Other
Energy
Hospitality
Governmental
Heavy/Civil Construction
Construction
Financial/Insurance
Other
RE-Owner Occupied
Medical
RE-Non-Owner Occupied
Note: Note: Includes Includes commercial commercial construction construction and and land land development development loans loans

Commercial Real Estate Portfolio – Balances By Zip Code Acadiana 17% Baton Rouge 11% New Orleans 19% Monroe 6% Shreveport 6% Little Rock 11% NW Arkansas 3% Memphis 2% NE Arkansas 6%

Commercial C&I (Non- Real Estate) Portfolio – Balances By Zip Code Acadiana 9% Baton Rouge 13% New Orleans 13% Monroe 8% Shreveport 5% Little Rock 6% NW Arkansas 3% Memphis 6% NE Arkansas 6%

25 Consumer Loan Portfolio

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Score Distribution
Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Volume Score Volume Score Volume Score
HELOC 113 $           738     23 $          734     136 $        738
Home Equity Loans 208              724     145           726     353           725
Unsecured Lines 14                729     2               727     15             729
Unsecured 20                687     8               680     27             685
Other Secured 42                696     13             682     54             693
Indirect Auto 250              715     -            -     250           715
Total 645 $           720     190 $        722     835 $        721
Consumer Portfolio - Product Type And Average Score
IBERIABANK Pulaski IBERIABANK Corp
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 10% 12% 4% 5% 13% 13%
750 - 799 35% 35% 26% 23% 21% 29%
700 - 749 25% 24% 22% 23% 21% 21%
650 - 699 16% 14% 24% 22% 16% 17%
600 - 649 6% 7% 10% 12% 11% 9%
550 - 599 3% 4% 6% 6% 7% 5%
500 - 549 2% 3% 4% 5% 6% 4%
450 - 499 0% 1% 1% 2% 2% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 3% 1% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 738        725           729              685              693           715
Consumer Portfolio - Score Distribution By Product

Consumer Portfolio
Consumer Portfolio
Score Distribution Improvement
Score Distribution Improvement
Note: Excludes Credit Cards Note: Excludes Credit Cards
Score Tier
1st Qtr
2008%
4th Qtr
2008%
Change
Score Tier
1st Qtr
2008%
4th Qtr
2008%
Change
800 > 12.2% 10.9% -1.3% 800 > 10.9% 12.8% 1.9%
750 - 799 29.9% 32.6% 2.7% 750 - 799 24.1% 28.7% 4.6%
700 - 749 22.5% 24.2% 1.7% 700 - 749 19.2% 21.4% 2.2%
650 - 699 16.3% 15.4%
-0.9%
650 - 699 18.0% 17.3%
-0.7%
600 - 649 8.1% 7.6%
-0.5%
600 - 649 10.3% 9.0%
-1.3%
550 - 599 4.9% 4.1% -0.8% 550 - 599 5.2% 4.8% -0.5%
500 - 549 3.2% 3.1% -0.1% 500 - 549 4.1% 3.6% -0.5%
450 - 499 1.1% 0.8%
-0.3%
450 - 499 1.3% 1.0%
-0.3%
400 - 449 0.1% 0.0%
-0.1%
400 - 449 0.1% 0.0%
-0.1%
No Update 0.4% 0.3% -0.1% No Update 0.2% 0.2% 0.0%
No Score 0.7% 0.5%
-0.2%
No Score 6.0% 0.6%
-5.4%
Lack of Hist 0.2% 0.1%
-0.1%
Lack of Hist 0.4% 0.3%
-0.1%
Deceased 0.2% 0.3% 0.1% Deceased 0.2% 0.0% -0.2%
Total 100% 100% Total 100% 100%
Consumer Loan Portfolio Comparison Indirect Portfolio Comparison

Consumer
Consumer
Portfolio
Portfolio
Past Dues
Past Dues
By Product
By Product
Generally
Generally
Good
Good
Quality, But
Quality, But
Recent
Recent
Softness
Softness
Late In 4Q08
Late In 4Q08
6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08
Home Equity Lines of Credit
30 to 59 Days Past Due 0.28% 0.63% 0.44% 1.10% 0.34% 0.31% 0.24%
60 to 89 Days Past Due 0.07% 0.09% 0.15% 0.04% 0.02% 0.15% 0.13%
Over 90 Days Past Due 0.00% 0.02% 0.00% 0.10% 0.06% 0.09% 0.11%
Total 30+ Days Past Due 0.36% 0.75% 0.59% 1.24% 0.43% 0.55% 0.48%
Net Charge-Offs -0.10% 0.31% 0.12% 0.00% 0.02% 0.01% 0.15%
Home Equity Term Loans
30 to 59 Days Past Due 0.76% 0.71% 0.96% 0.85% 0.35% 0.25% 0.80%
60 to 89 Days Past Due 0.25% 0.15% 0.17% 0.07% 0.30% 0.18% 0.09%
Over 90 Days Past Due 0.29% 0.22% 0.13% 0.10% 0.11% 0.30% 0.05%
Total 30+ Days Past Due 1.29% 1.08% 1.26% 1.03% 0.77% 0.73% 0.93%
Net Charge-Offs
-0.01% 0.06% -0.02% 0.04% 0.01% 0.04% 0.21%
Indirect Auto Loans
30 to 59 Days Past Due 0.33% 0.35% 0.71% 0.49% 0.34% 0.45% 0.59%
60 to 89 Days Past Due 0.05% 0.05% 0.15% 0.08% 0.04% 0.12% 0.18%
Over 90 Days Past Due 0.01% 0.04% 0.12% 0.03% 0.07% 0.07% 0.05%
Non Accrual 0.28% 0.23% 0.27% 0.39% 0.33% 0.28% 0.82%
Total 30+ Days PD + NAs 0.67% 0.68% 1.24% 1.00% 0.78% 0.92% 0.92%
Net Charge-Offs
0.25% 0.14% 0.18% 0.45% 0.14% 0.20%
Credit Card Loans
30 to 59 Days Past Due 0.21% 0.42% 0.36% 0.49% 0.35% 0.49% 0.49%
60 to 89 Days Past Due 0.14% 0.16% 0.10% 0.26% 0.30% 0.21% 0.45%
Over 90 Days Past Due 0.35% 0.36% 0.36% 0.68% 0.37% 0.45% 0.61%
Total 30+ Days Past Due 0.70% 0.94% 0.82% 1.44% 1.02% 1.15% 1.55%
Net Charge-Offs
0.99% 1.81% 0.71% 2.95% 1.57% 1.05% 1.34%
Other Consumer Loans
30 to 59 Days Past Due 0.90% 1.10% 1.53% 1.63% 1.20% 0.76% 1.20%
60 to 89 Days Past Due 0.25% 0.15% 0.36% 0.29% 0.90% 0.46% 0.35%
Over 90 Days Past Due 0.25% 0.04% 0.15% 0.14% 0.10% 0.53% 0.82%
Total 30+ Days Past Due 1.40% 1.29% 2.04% 2.05% 2.20% 1.74% 2.37%
Net Charge-Offs
0.27% 0.82% 0.69% 0.66% 1.36% 1.55% 1.88%
Consumer Portfolio - Quarterly Credit Statistics
Loans Past Due As % Of Product Loans

HOME EQUITY PORTFOLIO - BALANCES BY ZIP CODE
Acadiana 38%
Monroe/ Ruston 9%
New Orleans/
Northshore 8%
Little Rock 10%
Jonesboro 9%
Tulsa 10%
NW Arkansas 2%
Memphis 1%
Home
Home
Equity
Equity
Portfolio:
Portfolio:
LA = 61%
LA = 61%
AR = 23%
AR = 23%
OK = 12%
OK = 12%

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Origination Mix
Origination Mix
15%
32%
31%
22%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Quarter
Originations - Product Total %
Home Equity 2nd
Home Equity 1st
HELOC 2nd
HELOC 1st

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Loan-To-Values
Loan-To-Values
Loan-to-Values At Time Of Origination
42%
78%
60%
77%
68%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Quarter
HELOC 1st
HELOC 2nd
Home Equity 1st
Home Equity 2nd
Total

32 INDIRECT AUTOMOBILE PORTFOLIO - BALANCES BY ZIP CODE Acadiana 79% Monroe/ Ruston 5% 98% Of 98% Of Indirect Indirect Automobile Automobile Portfolio Is Portfolio Is In Louisiana In Louisiana

Consumer Portfolio
Consumer Portfolio
Indirect –
Indirect –
30+ Days Past Dues
30+ Days Past Dues
Note: Excludes Nonaccruing
Note: Excludes Nonaccruing
Nonaccruing Loans Loans
Indirect Auto Portfolio
Loans Past Due 30 Days Or More
0.84%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
2.40%
Month

Consumer Portfolio
Consumer Portfolio
Indirect –
Indirect –
Net Charge-Offs
Net Charge-Offs
Indirect Auto Portfolio
Annualized Net Charge-Offs As % Of Loans
0.44%
0.00%
0.20%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
2.40%
Month
0.40%

35 Financial Overview

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
4Q08 Results
4Q08 Results
•
•
Loans +$115mm, +3% Loans +$115mm, +3%
•
•
Deposits +$61mm +2% Deposits +$61mm +2%
•
•
Loan/Deposits = 94% Loan/Deposits = 94%
•
•
Equity = +$216mm, +42% Equity = +$216mm, +42%
•
•
Equity/Assets = 13.15% Equity/Assets = 13.15%
•
•
Tier 1 Leverage = 11.27% Tier 1 Leverage = 11.27%
•
•
Div Payout = 68%* Div Payout = 68%*
•
•
ROA = 0.62%* ROA = 0.62%*
•
•
ROE = 5.80%* ROE = 5.80%*
•
•
ROTE = 11.74%* ROTE = 11.74%*
•
•
Efficiency Ratio = 70.5%* Efficiency Ratio = 70.5%*
•
•
Tang Eff. Ratio = 67.4%* Tang Eff. Ratio = 67.4%*
•
•
BV/Share = $40.53 BV/Share = $40.53
•
•
Tang BV/Share = $24.20 Tang BV/Share = $24.20
* Includes fraud loss incurred * Includes fraud loss incurred during the quarter during the quarter
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
Loans
Deposits
Quarterly Averages
Annual Average Balances
-1%
20%
17
%
17%
22%
34%
1%
3%
7%
4%
13%
15%
12% 17
%
46%
56%
36%
42%
55%
46%
52%
43%
45%
52%
23%
15%
15%
12%
16%
11% 9%
14%

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
Closed $924mm
Closed $924mm
In 2008, Down
In 2008, Down
6% Vs. $987mm
6% Vs. $987mm
In 2007
In 2007
In 4Q08 Closed
In 4Q08 Closed
$183mm (-16%
$183mm (-16%
Vs. 3Q08)
Vs. 3Q08)
In 4Q08 Sold
In 4Q08 Sold
$189mm (-22%
$189mm (-22%
Vs. 3Q08)
Vs. 3Q08)
4Q08 Vs. 3Q08:
4Q08 Vs. 3Q08:
14% Decrease In
14% Decrease In
Mtg. Revenues
Mtg. Revenues
$140mm Locked
$140mm Locked
Pipeline 1/9/09
Pipeline 1/9/09
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
**
Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007

Financial Overview
Financial Overview
Title Insurance Qtrly
Title Insurance Qtrly
Revenues
Revenues
Completed And
Completed And
Integrated
Integrated
United Title-LA
United Title-LA
In April 2007
In April 2007
And American
And American
Abstract In
Abstract In
March 2008
March 2008
2008: Revenues
2008: Revenues
Of $19mm (+22%
Of $19mm (+22%
Vs. 2007)
Vs. 2007)
4Q08: $3.8mm In
4Q08: $3.8mm In
Revenues (-27%
Revenues (-27%
Vs. 3Q08)
Vs. 3Q08)
Significant
Significant
Order Count
Order Count
Growth Recently
Growth Recently
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
*
Includes United Title in April 2007
**
**
Includes American Abstract in March 2008

Financial Overview
Financial Overview
Fixed Asset Gain In 4Q08
Fixed Asset Gain In 4Q08
Source: Christies Source: Christies
7-Foot Tall Statue Carved In
7-Foot Tall Statue Carved In
127 A.D. Commemorates
127 A.D. Commemorates
Roman Emperor Hadrian
Roman Emperor Hadrian
(117 to 138 A.D.)
(117 to 138 A.D.)
Company Purchased The
Company Purchased The
Statue In 1957 For $3,000
Statue In 1957 For $3,000
Net Proceeds To The
Net Proceeds To The
Company From The Sale
Company From The Sale
Was $0.7 Million
Was $0.7 Million
$0.1 Million Loss On Other
$0.1 Million Loss On Other
Fixed Assets In 4Q08
Fixed Assets In 4Q08

Financial Overview
Financial Overview
Quarterly Repricing Schedule
Quarterly Repricing Schedule
Excess Cash Remains To Be Deployed
Excess Cash Remains To Be Deployed
Favorable Deposit Repricing Opportunities
Favorable Deposit Repricing Opportunities
Short-Term Funding Costs Have Declined
Short-Term Funding Costs Have Declined
1Q09 2Q09 3Q09 4Q09 1Q10
Cash Equivalents 215.8 $       - $        - $        - $        - $
0.25% 0.00% 0.00% 0.00% 0.00%
Investments 121.5 $       118.5 $    100.4 $    75.8 $      51.8 $
3.46% 4.96% 4.98% 4.94% 4.80%
Loans 1,632.7 $    222.0 $    179.6 $    149.2 $    124.8 $
4.12% 6.35% 6.44% 6.56% 6.60%
Time Deposits 492.0 $       264.6 $    237.2 $    189.6 $    75.0 $
3.31% 2.91% 3.46% 2.94% 3.69%
Borrowed Funds 391.8 $       6.4 $        58.0 $      31.5 $      20.2 $
2.60% 4.33% 4.79% 5.37% 5.38%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
-7% -4% 0% 5% 9% 0% 2%
Economic
Value of
Equity
-21% -8% 0% 6% 9% -- --
Financial Overview
Financial Overview
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of December 31, 2008 model, as of December 31, 2008
As Rates Have Fallen, Become More Asset Sensitive
As Rates Have Fallen, Become More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has A Positive Impact Over 12 Months
Forward Curve Has A Positive Impact Over 12 Months

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: Bloomberg Source: Bloomberg
Mortgage
Mortgage
Rates Have
Rates Have
Converged
Converged
Since 2003
Since 2003
Substantial
Substantial
Drop In
Drop In
Conforming
Conforming
Rates
Rates
Blistering
Blistering
Refi
Refi
Activity
Activity
–
–
Greatest
Greatest
Since 2003
Since 2003
Spreads
Spreads
Have
Have
Widened As
Widened As
Well
Well
Mortgage Interest Rate Trend
4.89%
4.63%
5.89%
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
7.00%
7.50%
8.00%
8.50%
9.00%
30-year
15-year
5/1 ARM
1-Year ARM
30-Year Fixed
1-Year ARM
5/1 ARM
15-Year Fixed

Financial Overview
Financial Overview
Trends –
Trends –
Jumbo Mortgage Rates
Jumbo Mortgage Rates
Source: Bloomberg Source: Bloomberg
Subprime Mtg.
Subprime Mtg.
Market Gone
Market Gone
Alt-A Market Is
Alt-A Market Is
Stalled
Stalled
Jumbo Market
Jumbo Market
Spreads Are
Spreads Are
Very Wide
Very Wide
Shift From
Shift From
These
These
Products To
Products To
FHA/VA &
FHA/VA &
Conforming
Conforming
Half Of Our
Half Of Our
Production Is
Production Is
Now FHA/VA
Now FHA/VA
Weekly National 30-Year Mortgage Rates
5.32%
6.68%
5.25%
5.50%
5.75%
6.00%
6.25%
6.50%
6.75%
7.00%
7.25%
7.50%
7.75%
8.00%
8.25%
8.50%
8.75%
Conforming
Jumbo
136
bps

44 Markets

Markets
Markets
Memphis Opportunity
Memphis Opportunity
$28
$28
Billion
Billion
Deposit
Deposit
Memphis
Memphis
Market
Market
-
-
A
A
Unique
Unique
Growth
Growth
Opportunity
Opportunity
Large & Small Banks Have Experienced Difficulties
Large & Small Banks Have Experienced Difficulties
We Recently Recruited 7 New Team Members
We Recently Recruited 7 New Team Members
$28 Million Deposits And $73mm In Credit Commitments
$28 Million Deposits And $73mm In Credit Commitments
Source: FDIC For Memphis MSA At June 30, 2008 Source: FDIC For Memphis MSA At June 30, 2008
First Horizon
36.6%
Regions
15.2%
SunTrust
8.2%
BancorpSouth
3.9%
Bank of America
3.5%

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
13 Offices
13 Offices
4Q08 Loans
4Q08 Loans
Of $142 mm
Of $142 mm
(+83% Over
(+83% Over
1-Year)
1-Year)
4Q08
4Q08
Deposits Of
Deposits Of
$200 mm
$200 mm
(+113%
(+113%
Over 1-
Over 1-
Year)
Year)
Closed One
Closed One
Office
Office
(Prairieville)
(Prairieville)
$-
$25
$50
$75
$100
$125
$150
$175
$200
$225
2Q05 4Q05 2Q06 4Q06 2Q07 4Q07 2Q08 4Q08
Deposits
Loans

Markets –
Markets –
Branches
Branches
Historical Office Optimization
Historical Office Optimization
Entered 3 New Markets
Entered 3 New Markets
Acquired 12 Offices (All)
Acquired 12 Offices (All)
Closed/Consolidated 18
Closed/Consolidated 18
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Divested/Sold 1 Office
Divested/Sold 1 Office
5 Office Realignments
5 Office Realignments
Entered 13 New Markets
Entered 13 New Markets
Acquired 94 Offices (All)
Acquired 94 Offices (All)
Closed/Consolidated 23
Closed/Consolidated 23
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Opened 1 Title Office
Opened 1 Title Office
11 Office Realignments
11 Office Realignments
1999 Through 2005
1999 Through 2005
Since 2005
Since 2005

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas Impact
Oil & Gas Impact
Source: Bloomberg Source: Bloomberg
$5.59
$40.83
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)
Natural Gas
Crude Oil
Natural Gas Average = $4.03
Crude Oil Average = $34.66

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Markets We
Markets We
Serve Have
Serve Have
Fairly Low
Fairly Low
Unemploy-
Unemploy-
ment
ment
Levels
Levels
Many Of Our
Many Of Our
Markets
Markets
Have Also
Have Also
Improved In
Improved In
Ranking
Ranking
Ranking 369 U.S. MSAs
November
2008 Unemployment Rates (Blue)
Dashed Lines Indicate Nov 07, Feb 08 & Aug 08
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
13.0
14.0%
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181 191 201 211 221 231 241 251 261 271 281 291 301 311 321 331 341 351 361
6.5% U.S. Avg = 6.1%
#20 Houma, LA 3.6%
#17 Lafayette, LA 3.5%
#70 Baton Rouge, LA
4.8%
#79 Alexandria, LA 4.9%
#79 New Orleans, LA 4.9%
#160 Shreveport, LA 5.9%
#30 NW AR 3.9%
#48 Little Rock, AR 4.4%
#64 Jonesboro, AR 4.7%
#244 Memphis, TN 6.9%
Nov 07
Feb 08
#55 Lake Charles, LA 4.5%
#123 Monroe, LA 5.5%
Nov 08
Aug 08

Markets –
Markets –
Local Economies
Local Economies
Housing’s Share Of State GDP
Housing’s Share Of State GDP
Source: NAHB; Figures represent 2005 levels as indicative of peak period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide,
Housing
Peaked In 2005
Housing Was A
Substantial
Contributor To
State Economic
Growth--Now
Working In
Reverse
Our Markets:
Minimal Impact

Markets –
Markets –
Local Economies
Local Economies
Freddie Mac –
Freddie Mac –
Regional Prices
Regional Prices
FHLMC, “National Home-Value Drop Accelerates
FHLMC, “National Home-Value Drop Accelerates
in Third Quarter”, December 1, 2008
in Third Quarter”, December 1, 2008
Last 5-Year
Housing
Price Last 12
Region States Included Change Months 3Q08
West South Central
LA, AR, TX, OK
25.9% 0.5%
0.0%
Middle Atlantic
NY, NJ, PA
33.4% -2.2%
-0.1%
West North Central
IA, KS, MN, MO, ND, NE, SD
12.7% -2.6%
-0.5%
East South Central
TN, AL, MS, KY
23.6% -1.3%
-1.1%
New England
CT, MA, ME, NH, RI, VT
13.9% -5.1%
-1.1%
East North Central
IL, IN, MI, OH, WI
5.7% -3.9%
-1.2%
South Atlantic
NC, SC, FL, GA, VA, MD, WV, DC, DE
27.6% -6.8%
-2.1%
Mountain
AZ, CO, ID, MT, NM, NV, UT, WY
33.1% -7.6%
-2.3%
Pacific
CA, OR, WA, HI, AK
18.0% -20.2%
-5.4%
United States 20.5% -7.2%
-1.9%

Markets –
Markets –
Local Economies
Local Economies
House Price Decline Probability
House Price Decline Probability
Local Housing
Local Housing
Prices Did Not
Prices Did Not
Escalate
Escalate
Rapidly, So
Rapidly, So
Little House
Little House
Price “Snap-
Price “Snap-
Back”
Back”
According To
According To
PMI, Our
PMI, Our
Markets Have
Markets Have
Some Of The
Some Of The
Lowest
Lowest
Probabilities
Probabilities
To Exhibit
To Exhibit
Housing Price
Housing Price
Declines Over
Declines Over
Next 2 Years
Next 2 Years
Source: PMI Economic Real Estate Trends, Winter 2009 Source: PMI Economic Real Estate Trends, Winter 2009
Ranking 381 U.S. MSAs
PMI Housing Risk Index
Probability That House Prices Will Be Lower In 2 Years
0
10
20
30
40
50

28.9
MSA Average = 28.9
Baton Rouge, LA 2.5
Alexandria, LA 1.3
New Orleans, LA 2.6
Lowest Ratings (<1.0):
Houma, LA
Jonesboro, AR,
Lafayette, LA,
Lake Charles, LA,
Little Rock, AR,
Monroe, LA,
Shreveport, LA
NW AR 4.3
Memphis, TN 2.1

Markets –
Markets –
Local Economies
Local Economies
Forbes –
Forbes –
Strongest Housing Mkts
Strongest Housing Mkts
McAllen, TX
McAllen, TX
Syracuse, NY
Syracuse, NY
Pittsburgh, PA
Pittsburgh, PA
Buffalo, NY
Buffalo, NY
El Paso, TX
El Paso, TX
Tulsa, OK (Mortgage)
Tulsa, OK (Mortgage)
Houston, TX
Houston, TX
Charleston, SC
Charleston, SC
Little Rock, AR
Little Rock, AR
Birmingham, AL
Birmingham, AL
Ft. Worth, TX
Ft. Worth, TX
New Orleans, LA
New Orleans, LA
Dallas, TX (Mortgage)
Dallas, TX (Mortgage)
Austin, TX
Austin, TX
Rochester, NY
Rochester, NY
San Antonio, TX
San Antonio, TX
Augusta, GA
Augusta, GA
Baton Rouge, LA
Baton Rouge, LA
Memphis, TN
Memphis, TN
Oklahoma City, OK
Oklahoma City, OK
Albany, NY
Albany, NY
Indianapolis, IN
Indianapolis, IN
Columbia, SC
Columbia, SC
Scranton, PA
Scranton, PA
Omaha, NE
Omaha, NE
Forbes, “America’s 25 Strongest Housing Markets, January 7, 2009:
Forbes, “America’s 25 Strongest Housing Markets, January 7, 2009:

Markets -
Markets -
Housing
Housing
Local –
Local –
Lafayette Home Inventory
Lafayette Home Inventory
Lafayette &
Lafayette &
Acadiana
Acadiana
Housing
Housing
Inventories
Inventories
Declined
Declined
Throughout
Throughout
2008
2008
Remains
Remains
Half The
Half The
National
National
Average For
Average For
Housing
Housing
Supply
Supply
Source: Van Eaton & Romero and Bloomberg Source: Van Eaton & Romero and Bloomberg
Months Supply Of Housing - U.S. Versus Lafayette & Acadiana Region
11.2
11.5
5.8
6.9
-
1
2
3
4
5
6
7
8
9
10
11
12
13
Sep
05
Mar
06
Dec
06
Feb
07
Jun
07
Sep
07
Oct
07
Nov
07
Dec
07
Feb
08
Mar
08
Jun
08
Sep
08
Oct
08
Nov
08
Dec
08
U.S. Average-Existing Homes
U.S. Average-New Homes
Lafayette-All Properties
All Acadiana Parishes
U.S. New Homes
U.S. Existing Homes
Acadiana Region
Lafayette

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers